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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                             Securities Exchange Act

Date of Report (Date of earliest event reported):         February 2, 1998
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                                 CFX CORPORATION
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             (Exact name of registrant as specified in its charter)

       New Hampshire                   1-10633                     0-15079
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(State or other jurisdiction         (Commission              (I.R.S. employer
    of incorporation)                file number)            Identification no.)

  102 Main Street, Keene, New Hampshire                                03431
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(Address of principal executive officers)                            (Zip Code)

Registrant's telephone number, including area code            (603) 352-2502
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.     Other Events.

      On January 30, 1998, CFX Corporation reported its results of operations for the fourth quarter and year ended December 31, 1997. A copy of CFX Corporation's press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      As described in the press release, CFX Corporation recorded an after-tax charge of $4.4 million for the quarter ended December 31, 1997, in connection with the resolution of a dispute with American Credit Indemnity Company ("ACI"), a credit insurer, regarding the origination and servicing by CFX Funding, L.L.C., a 51% subsidiary of CFX Corporation, of certain leases held in four lease pools insured by ACI, and the discontinuance of future operations of CFX Funding with respect to its securitization business. CFX Funding engaged in the origination, securitization, sale and servicing of small-ticket equipment leases obtained through a national network of lessors.

      The settlement agreement with ACI (the "Settlement Agreement") provides for the payment by CFX Corporation of $2.5 million to ACI and the obligation of CFX Corporation to pay to ACI the amount of all claims made after December 18, 1997, under the credit insurance policies issued by ACI in connection with the four pools. The settlement also entitles CFX Corporation to retain all recoveries on defaulted leases, lease residuals and servicing fees after December 18, 1997. The settlement provides mutual releases by ACI of CFX Corporation and CFX Funding, and by CFX Corporation and CFX Funding of ACI, of all claims and liabilities, other than those contained in the Settlement Agreement, in connection with the four equipment lease pooling transactions pursuant to which ACI issued its credit insurance policies. Leases with an aggregate remaining principal balance of approximately $19.2 million remains in the four securitized lease pools that are the subject of the Settlement Agreement. CFX Corporation has established a reserve of $2.8 million to cover the risk of collection of such leases.

      The foregoing description of the Settlement Agreement is qualified by reference to the terms of the Settlement Agreement filed herewith as Exhibit
99.2 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

    (c)     Exhibits.

            The exhibits listed in the Exhibit Index are filed herewith.
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                                  EXHIBIT INDEX

99.1        CFX Corporation press release dated January 30, 1998.


99.2 Settlement Agreement dated January 30, 1998, among American Credit Indemnity Company, CFX Corporation and CFX Funding, L.L.C.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 CFX CORPORATION




Dated:  February 2, 1998                         By:  /s/
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                                                      Gregg R. Tewksbury
                                                      Chief Financial Officer